UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/25/2006

NewMarket Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32190

Virginia	20-0812170
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Fourth Street, Richmond, VA 23219
(Address of principal executive offices, including zip code)

804-788-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 25, 2006, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2006. A copy of this press release is furnished as Exhibit 99.1 and a copy of the Financial Statement is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

    In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On April 27, 2006, the Company issued a press release reporting that the Company's Board of Directors had declared a dividend of 12.5 cents per share of the Company's common stock, payable on July 1, 2006 to the Company's shareholders of record as of June 15, 2006. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

    99.1 Press release issued by the Company on April 25, 2006

    99.2 Financial Statement issued by the Company on April 25, 2006

    99.3 Press release issued by the Company on April 27, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

Date: April 25, 2006	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by the Company on April 25, 2006
EX-99.2	Financial Statement issued by the Company on April 25, 2006
EX-99.3	Press release issued by the Company on April 27, 2006